UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2009

NEXT 1 INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52669	26-3509845
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 N Commerce Parkway,
Suite 105
Weston, FL 33326
 (Address of principal executive offices)

(954) 888-9779
(Telephone number, including area code)

Copies to:
Joseph M. Lucosky, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South
Manalapan, NJ, 07726
Tel.: (732) 409-1212
Fax.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

Effective July 6, 2009, Ms. Teresa McWilliams resigned as the Chief Financial Officer and Principal Financial Officer of Next 1 Interactive (the “Company”).  Ms. McWilliams resignation was not a result of any disagreements relating to the Company’s operations, policies or practices.

Appointment of Chief Financial Officer

Effective July 6, 2009, the board of directors of the Company appointed Richard Sokolowski as the Company’s Chief Financial Officer and Principal Financial Officer.

Mr. Sokolowski, age 56, combines over 25 years of experience in various industries and positions including finance, information technology & project management, operations and SEC reporting, including Sarbanes-Oxley compliance. Mr. Sokolowski spent the last eleven years in various capacities, most recently as Vice President-Corporate Controller, with Memry Corporation, a publicly-traded company listed on the American Stock Exchange.  From 1995 through 1998 he was the Controller and Director of Management Information Services for Harco Laboratories, Inc.  Previously, he had been associated with a number of different public and privately held companies holding various middle and senior management positions.  Mr. Sokolowski earned a M.S. Degree in Computer Science from the University of New Haven and a B.S. Degree in Accounting from Central Connecticut State University.  He is also a Certified Public Accountant (CPA), Certified Management Accountant (CMA), Certified Financial Manager (CFM) and Certified Information Technology Professional (CITP).

Family Relationships

Mr. Sokolowski does not have a family relationship with any of the officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

Pursuant to an employment agreement, dated July 6, 2009 (the “Employment Agreement”), Mr. Sokolowski was appointed as the Company’s Chief Financial Officer and Principal Financial Officer. The Employment Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

The initial term of the Employment Agreement is for a period of three years with a minimum base salary of no less than $150,000 per year of employment.  Mr. Sokolowski will also be eligible for a discretionary cash bonus that may be set by the Company’s board of directors from time to time.  In addition, Mr Sokolowski will be eligible for a stock bonus of up to 25,000 shares of the Company’s common stock; the common stock bonus issued will be based on the effectiveness of the systems and financial controls implemented by Mr. Sokolowski, which will be reviewed at the 90 day and 180 day anniversary of Mr Sokolowski’s employment respectively.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description

10.1	Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 10, 2009		NEXT 1 INTERACTIVE, INC.

	By:	/s/ WILLIAM KERBY
William Kerby Vice Chairman & Chief Executive Officer